Exhibit 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Chairman and Chief Executive Officer of MIM Corporation (the "Corporation") certifies that:

(1) The Quarterly Report on Form 10-Q of the Corporation for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 139(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



     /s/ Richard H. Friedman
     -----------------------
     Richard H. Friedman
     Chairman and Chief Executive Officer
     August 14, 2002

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Chief Financial Officer and Treasurer of MIM Corporation (the "Corporation") certifies that:

(3) The Quarterly Report on Form 10-Q of the Corporation for the period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 139(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



     /s/  Donald A. Foscato
     ------------------------
     Donald A. Foscato
     Chief Financial Officer and Treasurer
     August 14, 2002